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                                                                    EXHIBIT 99.1


                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
           CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Report of Net2Phone, Inc. (the "Company") on Form 10-K for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen M. Greenberg, the Chief Executive Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   October 29, 2002


                                              /s/ Stephen M. Greenberg
                                              ------------------------
                                              Stephen M. Greenberg
                                              Chief Executive Officer



         In connection with the Report of Net2Phone, Inc. (the "Company") on Form 10-K for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Norman Klugman, the Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: October 29, 2002

                                              /s/ Norman Klugman
                                              ----------------------------
                                              Norman Klugman
                                              Chief Financial Officer